UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2024 (January 16, 2024)

ABVC BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40700	26-0014658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44370 Old Warm Springs Blvd. Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (510) 668-0881

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ABVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 17, 2024, ABVC BioPharma, Inc. (the “Company”) reported in the initial Current Report on Form 8-K that it entered into a securities purchase agreement (the “Securities Purchase Agreement”) with Lind Global Fund II, LP (“Lind”), pursuant to which the Company issued Lind a secured, convertible note in the principal amount of $1,000,000 (the “Offering”), for a purchase price of $833,333 (the “Note”), on that same date (the “Initial 8K”). Pursuant to the Offering, Lind also received a 5-year, common stock purchase warrant (the “Warrant”) to purchase up to 1,000,000 shares of the Company’s common stock at an initial exercise price of $2 per share, subject to adjustment.

We are filing this amendment to disclose that due to Nasdaq requirements, the parties entered into an amendment to the Note, pursuant to which the conversion price shall have a floor price of $1.00 (the “Amendment”). Additionally, the Amendment requires the Company to make a cash payment to Lind if in connection with a conversion, the conversion price is deemed to be the floor price.

The foregoing description of the Amendment is qualified by reference to the full text of the Amendment, which is filed as an Exhibit hereto and incorporated herein by reference.

The parties also agreed that the Company has an additional month, until April 17, 2024 to hold the initial shareholder meeting required under the Securities Purchase Agreement.

Neither this Current Report on Form 8-K, nor any exhibit attached hereto, is an offer to sell or the solicitation of an offer to buy the Securities described herein. Such disclosure does not constitute an offer to sell, or the solicitation of an offer to buy nor shall there be any sales of the Company’s securities in any state in which such offer, solicitation or sale would be unlawful. The securities mentioned herein have not been registered under the United States Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements under the Securities Act and applicable state securities laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
10.1	Form of Note (incorporated by reference to Exhibit 10.2 of the 8K filed on January 17, 2024)
10.2	Form of Amendment
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABVC BioPharma, Inc.

February 29, 2024	By:	/s/ Uttam Patil
Uttam Patil
Chief Executive Officer

2